Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: American Skandia Trust
                ----------------------

    In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 27, 2006               /s/David R. Odenath
      -----------------               -------------------
                                      David R. Odenath
                                      President and Principal
                                      Executive Officer

Date: February 27, 2006               /s/Grace C. Torres
      -----------------               ------------------
                                      Grace C. Torres
                                      Treasurer and Principal Financial
                                      Officer